                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               APRIL 29, 2003



                         HY-TECH TECHNOLOGY GROUP, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                       000-33231           95-4868120
           ----------                     -----------         ------------
   State or other jurisdiction     (Commission File Number) (IRS Employer
of incorporation or organization)                           Identification No.)


                 1840 BOY SCOUT DRIVE, FORT MYERS, FLORIDA 33907
               (Address of principal executive offices)(Zip Code)



                                 (239) 278-4111
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





          (Former Name or Former Address If Changed since Last Report.)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         On April 22, 2003, Registrant entered into an Advisory Agreement (the "Advisory Agreement") with Altos Bancorp Inc. ("Altos") pursuant to which Altos agreed to act as Registrant's exclusive business advisor for a one year period. Altos will advise Registrant regarding equity and debt financings, strategic planning, mergers and acquisitions, and business developments. Registrant and certain of its principal shareholders agreed to pay Altos the following:
         (1) in the event that Altos provides financing that Registrant uses to satisfy its obligations to SunTrust Bank, the principal shareholders agreed grant to Altos an option to purchase 10,000,000 of their shares of Registrant's Common Stock and an irrevocable proxy to vote all 15,838,448 of their shares;
         (2) if Altos introduces Registrant to any provider of equity financing, Registrant agreed to pay a cash fee equal to 10% of the gross proceeds of the financing and warrants to acquire a number of shares of Common Stock equal to 10% of the Common Stock sold in such financing, such warrants to have an exercise price of $.01 per share and a term of five years;
         (3) if Altos introduces Registrant to any merger candidate with which Registrant closes a transaction, Registrant agreed to pay a cash fee equal to 10% of the gross cash proceeds of the merger and warrants to acquire a number of shares of Common Stock equal to 10% of the Common Stock issued in such merger, such warrants to have an exercise price of $.01 per share and a term of five years;
         (4) if Altos introduces the Registrant to any source of capital, Registrant agreed to pay a cash fee equal to 6% of any debt, 3% of any revolving credit line, 2% of any credit enhancement instrument and 10% of any revenue producing contract. This obligation survives for a period of two years from the date of the Advisory Agreement;
         (5) a retainer fee of $30,000, of which $10,000 is paid upon the settlement of Registrant's obligations to SunTrust Bank and $20,000 when the Registrant closes a financing of at least $800,000; and
         (6) in the event that Registrant does not proceed with a transaction arranged by Altos without just cause, Registrant agreed to pay a termination fee equal to 50% of the fee that Altos would have been paid had the transaction closed.

         On April 29, 2003, as described elsewhere in this Report under Item 5 Other Events and Required FD disclosure, Altos provided the financing that was used to satisfy Registrant's obligations to SunTrust Bank. Accordingly, the principal stockholders of Registrant granted the option to purchase and irrevocable proxy to Altos under the Stock Option and Irrevocable Proxy Agreement described below.

         On April 29, 2003, the Gary F. McNear Revocable Trust ("Gary Trust"), the Susan M. McNear Revocable Trust ("Susan Trust"), the Craig M. Conklin Revocable Trust ("Craig Trust") and the Margaret L. Conklin Revocable Trust ("Margaret Trust") (collectively the "Trusts") entered into a Stock Option and Irrevocable Proxy Agreement with Altos. Gary McNear is the CEO and a director of Registrant and Susan McNear is his wife. Craig M. Conklin is the President and a director of Registrant and Margaret Conklin is his wife. The Trusts own an aggregate of 15,838,444 shares of Registrant's Common Stock. The Trusts granted to Altos an option to acquire 10,000,000 of their shares of Common Stock of Registrant for $.01 per share for a period of three years. The Trusts also granted to Altos an irrevocable proxy to vote their shares. The irrevocable proxy is for a term of three years with respect to the 10,000,000 shares of Common Stock held by the Trusts that are subject to the option to purchase and for a term of six months with respect to the 5,838,444 shares of Common Stock held by the Trusts that are not subject to the option to purchase. The following table summarizes the options and proxies granted by the Trusts to Altos:

----------------------------- ----------------------------- ------------------------------ ---------------------------
                              Shares   Subject   to  Altos  Shares  Subject to Three Year  Shares   Subject   to  Six
                              Option                        Proxy                          Month Proxy
----------------------------- ----------------------------- ------------------------------ ---------------------------
Gary Trust                    3,959,612                     3,959,612                      -
----------------------------- ----------------------------- ------------------------------ ---------------------------
Susan Trust                   1,040,388                     1,040,388                      2,919,224
----------------------------- ----------------------------- ------------------------------ ---------------------------
Craig Trust                   3,959,612                     3,959,612                      -
----------------------------- ----------------------------- ------------------------------ ---------------------------
Margaret Trust                1,040,388                     1,040,388                      2,919,224
----------------------------- ----------------------------- ------------------------------ ---------------------------
Total                         10,000,000                    10,000,000                     5,838,448
----------------------------- ----------------------------- ------------------------------ ---------------------------


            As of April 21, 2003, there were 37,916,390 shares of Registrant's Common Stock issued and outstanding, of which 13,888,889 will likely be cancelled as no consideration has been received for these shares and the agreement under which they have been issued has been terminated. Assuming these shares are cancelled, Altos has a proxy for 65.9% of Registrant's outstanding Common Stock for six months and 41.6% of Registrant's outstanding Common Stock for three years. If Altos exercises its option to purchase for all of the shares subject to the option, it will hold 41.6% of Registrant's outstanding Common Stock.

            On April 28, 2003, Registrant's Board of Directors adopted a resolution that increased the size of the Board from two to five members and agreed to appoint three nominees selected by Altos. Altos has not as of the date of this Report selected its nominees. These nominees will not take office until ten days after an information statement concerning the nominees is filed with the Securities and Exchange commission and distributed to Registrant's shareholders.



ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On April 28, 2003, a merger between Registrant and Sanjay Haryama ("SH"), a Wyoming corporation, was effected. The merger was based upon an Agreement and Plan of Merger dated April 28, 2003 among the parties. Pursuant to the merger (i) SH was merged with and into Registrant; (ii) the SH shareholder exchanged 1,000 shares of common stock of SH, constituting all of the issued and outstanding capital stock of SH, for an aggregate of 1,000 shares of Registrant's restricted common stock; and (iii) SH's separate corporate existence terminated. The SH shareholder was Coachworks Auto Leasing, which is wholly owned by Jehu Hand. The determination of the number of shares of

Registrant's stock to be exchanged for the SH shares was based upon arms' length negotiations between the parties.

         Prior to the merger, SH completed a $1,000,000 financing transaction pursuant to Rule 504 of Regulation D of the General Rules and Regulations under the Securities Act of 1933 as amended pursuant to a Convertible Debenture Purchase Agreement (the "Purchase Agreement") dated April 21, 2003 between SH and an accredited Colorado investor (the "Investor"). In connection therewith, SH sold a 1% $1,000,000 Convertible Debenture due April 20, 2008 (the "SH Debenture") to the Investor. The unpaid principal amount of the SH Debenture was convertible into unrestricted shares of SH common stock to be held in escrow pending the repayment or conversion of the SH Debenture. Pursuant to the merger, Registrant assumed all obligations of SH under the SH Debenture and issued the holder thereof its 1 % $1,000,000 Convertible Debenture due April 28, 2008 (the "Convertible Debenture") in exchange for the SH Convertible Debenture. The material terms of the Convertible Debenture are identical to the terms of the SH Convertible Debenture except that the unpaid principal amount of the Convertible Debenture is convertible into unrestricted shares of Registrant's Common Stock (the "Common Stock"). The per share conversion price for the Convertible Debenture in effect on any conversion date is the lesser of (a) $0.35 or one-hundred twenty-five percent (125%) of the average of the closing bid prices per share of Registrant's Common Stock during the five (5) trading days immediately preceding April 29, 2003 or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of Registrant's Common Stock during the forty (40) trading days immediately preceding the date on which the holder of the Convertible Debenture provides the escrow agent with a notice of conversion. The number of shares of Registrant's Common Stock issuable upon conversion is also subject to anti-dilution provisions. The Investor's right to convert the Convertible Debenture is subject to the limitation that the Investor may not at any time own more than 4.99% of the outstanding Common Stock of the Registrant, unless the Registrant is in default of any provision of the Convertible Debenture or the Investor gives seventy five
(75) days advance notice of its intent to exceed the limitation.

         On April 28, 2003, Registrant entered into a financing transaction in which it has received a firm commitment from a private equity fund for the purchase of a $750,000 convertible debenture from Registrant (the "Second Debenture"). The closing of the transaction will occur upon the effectiveness of a registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission in which, among other things, shares of Registrant's Common Stock issuable upon conversion of the Second Debenture will be registered for resale by the equity fund. The terms of the transaction are set forth in a Convertible Debenture Purchase Agreement (the "Second Debenture Purchase Agreement") and an April 28, 2003, $750,000 1% Convertible Debenture (the "Second Debenture") due April 27, 2008 between Registrant and the equity fund. The equity fund will receive the Second Debenture at the time if fulfills its $750,000 commitment to Registrant. The Second Debenture is convertible into registered shares of Registrant's Common Stock.

         The per share conversion price for the Second Debenture in effect on any conversion date is the lesser of (a) $0.35 or one hundred twenty-five percent (125%) of the average of the closing bid prices per share of Registrant's Common Stock during the five (5) trading days immediately preceding the closing date for the transaction, which shall be no later than five (5) business days after the effective date of the Registration Statement, or (b) one hundred (100%) of the average of the three (3) lowest closing bid prices per share of Registrant's Common Stock during the forty (40) trading days immediately preceding the date on which the holder of the Debenture provides a notice of conversion, provided, however, that the maximum number of shares of Registrant's common stock that the Second Debenture may be converted into shall be 7,500,000 (the "Maximum Conversion"); and further provided, however, that upon the Maximum Conversion, the Registrant may, at its option (a) increase the Maximum Conversion or (b) redeem the unconverted amount of the Second Debenture in whole or in part at one hundred forty percent (140%) of the unconverted amount of the Second Debenture being redeemed plus accrued interest thereon. The number of shares issuable upon conversion of the Second Debenture is also subject to anti-dilution provisions. The Investor's right to convert the Second Debenture is subject to the limitation that the Investor may not at any time own more than 5.0% of the outstanding Common Stock of the Registrant, unless the Registrant is in default of any provision of the Second Debenture or the Investor gives seventy five (75) days advance notice of its intent to exceed the limitation.

         Pursuant to the Second Debenture Purchase Agreement, the equity fund and its assignees will also receive Common Stock purchase warrants (the "Warrants") exercisable for the purchase of up to 5,000,000 shares of Registrant's Common Stock, at any time from the date of issuance through April 27, 2008, at a price of $.01 per share, subject to adjustment based upon anti-dilution provisions contained therein. Pursuant to the Second Debenture Purchase Agreement, Warrants to purchase 2,500,000 shares of the Registrant's Common Stock were issued and delivered to the equity fund upon the execution of the Second Debenture Purchase Agreement. Warrants to purchase an additional 2,500,000 shares have been issued and are being held in escrow, and will be delivered to the equity fund upon the closing of the Second Debenture Purchase Agreement.

         Registrant's obligation to file the Registration Statement is set forth in an April 28, 2003 Registration Rights Agreement between Registrant and the equity fund which requires Registrant to file a Registration Statement with the SEC and to have such Registration Statement declared effective on or prior to August 28, 2003. The Registration Statement will register for resale, on behalf of the equity fund, the shares of Registrant's Common Stock issuable upon conversion of the Second Debenture and exercise of the Warrants. Such shares of Common Stock shall be placed in escrow pending any conversions of the Second Debenture or exercises of the Warrant.

         Altos arranged the closing of the financing of the Convertible Debenture by the Investor and the entering into of the Second Debenture Purchase Agreement by the equity fund.

         On April 29, 2003, Registrant entered into an agreement called an "Option to Purchase" ("Settlement Agreement") with SunTrust Bank under which Registrant agreed to settle all pending litigation and satisfy all judgments obtained against Registrant by SunTrust Bank. Registrant agreed to pay a total of $1.5 million by August 28, 2003 in full settlement of all of SunTrust's claims of approximately $3.7 million. Under the terms of the Settlement Agreement, the Company delivered $1 million dollars to SunTrust on April 29, 2003. This $1 million represents all of the proceeds of the sale of the Convertible Debenture. Registrant also agreed to pay SunTrust three installments of $65,000 each in June, July and August. The balance of $305,000 must be paid on or before August 28, 2003. Registrant also agreed that payment of the installments becomes accelerated in the event that Registrant fails to maintain combined inventory and accounts receivable levels of at least $2 million. If Registrant fails to pay any of the installments, the judgments held against it by SunTrust will be reinstated in their entirety. Unless Registrant arranges alternative financing by August 28, 2003, Registrant anticipates using part of the proceeds from the sale of the Second Debenture to pay the August 28, 2003 installment of $305,000 due to SunTrust Bank.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

7(c)     Exhibits.

2.1 Agreement and Plan of Merger dated as of April 29,2003 between Registrant and Sanjay Haryama

2.2 Certificate of Merger between Registrant and Sanjay Haryama as filed with the Delaware Secretary of State on April 29, 2003.

10.1 Advisory Agreement between Registrant and Altos Bancorp Inc. dated April 22, 2003

10.2 Stock Option and Irrevocable Proxy Agreement among Altos Bancorp, Inc., the Gary F. McNear Trust, the Susan M. McNear Trust, the Craig W. Conklin Trust and the Margaret L. Conklin Trust

10.3 Convertible Debenture Purchase Agreement dated as of April 21, 2003 between Sanjay Haryama and HEM Mutual Assurance LLC.

10.4 Convertible Debenture Purchase Agreement dated as of April 28, 2003 between Registrant and HEM Mutual Assurance Fund Limited.

10.5     Option Purchase Agreement between Registrant and SunTrust Bank

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HY-TECH TECHNOLOGY GROUP, INC.



Dated: May 6, 2003                  By:   /S/ GARY F. MCNEAR
                                          -----------------------------------
                                          Gary F. McNear
                                          Chief Executive Officer

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of April 29, -2003 between Registrant and Sanjay Haryama

2.2 Certificate of Merger between Registrant and Sanjay Haryama as filed with the Delaware Secretary of State on April 29, 2003.

10.1 Advisory Agreement between Registrant and Altos Bancorp Inc. dated April 22, 2003

10.2 Stock Option and Irrevocable Proxy Agreement among Altos Bancorp, Inc., the Gary F. McNear Trust, the Susan M. McNear Trust, the Craig W. Conklin Trust and the Margaret L. Conklin Trust

10.3 Convertible Debenture Purchase Agreement dated as of April 21, 2003 between Sanjay Haryama and HEM Mutual Assurance LLC.

10.4 Convertible Debenture Purchase Agreement dated as of April 28, 2003 between Registrant and HEM Mutual Assurance Fund Limited.

10.5     Option Purchase Agreement between Registrant and SunTrust Bank